ORIX

Debt Subordination Agreement

Borrower: **eFashion Solutions, LLC**

Subordinating Creditor: **ABS Capital Partners V, L.P.**

Date: **December ___, 2010**

This Subordination Agreement is executed by the above-named Subordinating Creditor (jointly and severally "Creditor") in favor of ORIX Venture Finance LLC, a Delaware limited liability company ("ORIX"), with an address at 245 Park Avenue, 19th Floor, New York, NY 10167, with respect to the above-named Borrower ("Borrower"). In order to induce ORIX to extend or continue to extend financing to the Borrower (but without obligation on ORIX's part to do so), the parties hereto hereby agree as follows:

1. Subordination. To induce ORIX in its discretion to extend credit to the Borrower, or continue the same outstanding, at any time, in such manner, upon such terms and for such amounts as may be mutually agreeable to ORIX and the Borrower (but without obligation on ORIX's part to do so), the Creditor hereby agrees to subordinate and does hereby subordinate payment by the Borrower of any and all indebtedness of the Borrower, now or hereafter incurred or created, pursuant to that certain Senior Subordinated Convertible Promissory Note (the "Subordinated Promissory Note"), dated as of December __, 2010, by the Borrower in favor of the Creditor, to the Creditor, however such indebtedness may be hereafter extended or renewed (together with all collateral, security and guarantees, if any, for the payment of any such indebtedness) (collectively, the "Junior Debt"), to the payment in full in cash to ORIX of any and all present and future indebtedness, liabilities, guarantees and other obligations, of every kind and description, of the Borrower to ORIX, incurred pursuant to that certain Loan and Security Agreement dated as of April 18, 2008 (as amended from time to time, the "Senior Loan Agreement"), between the Borrower and Orix (collectively, the "ORIX Debt"), and the Creditor agrees not to ask for, demand, sue for, take or receive any payments with respect to all or any part of the Junior Debt or any security therefor (other than payment of reasonable out-of-pocket costs and expenses (including reasonable out-of-pocket legal fees and expenses) payable by the Borrower to the Creditor pursuant to the terms of the Subordinate Promissory Note for the documentation of the transaction contemplated by the Subordinated Promissory Note), unless and until all of the ORIX Debt have been paid and performed in full in cash and the Senior Loan Agreement shall have terminated.

The word "indebtedness" is used herein in its most comprehensive sense and includes without limitation any and all present and future loans, advances, credit, debts, obligations, liabilities, representations, warranties, reimbursement obligations, and guarantees, of any kind and nature, absolute or contingent, liquidated or unliquidated, and individual or joint, and including without limitation any interest accruing after the commencement of any bankruptcy, arrangement, or reorganization proceeding with respect to Borrower (whether or not such interest is recoverable from the Borrower or allowable or provable in any such proceeding). Creditor represents and warrants to ORIX that the Borrower is now indebted for borrowed money to the Creditor in the following amounts under the following described notes and/or documents and that the same is all outstanding indebtedness for borrowed money owing from the Borrower to the Creditor:

$1,500,000 pursuant to the Subordinated Promissory Note.

Creditor represents, warrants and agrees that (i) Creditor has provided ORIX with a true and correct copies of all of the documents relating to the Junior Debt, and (ii) the Junior Debt is not, and will not be, secured by any assets of the Borrower, and (iii) if for any reason Creditor takes or receives any collateral or security for any of the Junior Debt, without limiting ORIX's other rights and remedies, the security interest of Creditor in such collateral and security shall in all respects be subordinate and subject to all present and future security interests of ORIX therein, and Creditor shall not collect, take possession of, foreclose upon, or exercise any other rights or remedies with respect to, such collateral or security, judicially or

non-judicially, or attempt to do any of the foregoing. **Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall restrict the right of Junior Creditor to convert the Junior Debt to equity securities of the Borrower at any time and for whatever reason (including, without limitation, upon a default or event of default under the Senior Loan Agreement or the Subordinated Promissory Note) (the "Conversion Right"). Upon such conversion, this Agreement and the obligations of the parties hereunder shall automatically and immediately terminate and be of no further force and effect without any further action by the parties hereto.**

2. Distribution of Assets. The Creditor further agrees that upon any distribution of the assets or readjustment of the indebtedness of the Borrower whether by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the Junior Debt, or the application of the assets of the Borrower to the payment or liquidation thereof, ORIX shall be entitled to receive payment in full in cash of all of the ORIX Debt prior to the payment of all or any part of the Junior Debt, and in order to enable ORIX to enforce its rights hereunder in any such action or proceeding, ORIX is hereby irrevocably authorized and empowered in its discretion (but without any obligation on ORIX's part) to make and present for and on behalf of the Creditor such proofs of claim against the Borrower on account of the Junior Debt as ORIX may deem expedient or proper and to vote such proofs of claim in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of the ORIX Debt. The Creditor further agrees to execute and deliver to ORIX such assignments or other instruments as may be required by ORIX in order to enable ORIX to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all and any of the Junior Debt.

3. Transfer of Junior Debt. The Creditor shall not sell, pledge, assign or otherwise transfer, at any time while this Agreement remains in effect, any rights, claim or interest of any kind in or to any of the Junior Debt, either principal or interest, without first notifying ORIX and making such transfer expressly subject to this Subordination Agreement in form and substance satisfactory to ORIX. The Creditor represents and warrants to ORIX that the Creditor has not sold, pledged, assigned or otherwise transferred any of the Junior Debt, or any interest therein or collateral or security therefor, or given any other subordination agreement in respect thereof, to any other person. The Creditor will concurrently endorse all notes and other written evidence of the Junior Debt with a statement that they are subordinated to the ORIX Debt pursuant to the terms of this Agreement, in such form as ORIX shall require, and the Creditor will exhibit the originals of such notes and other written evidence of the Junior Debt to ORIX so that ORIX can confirm that such endorsement has been made (but no failure to do any of the foregoing shall affect the subordination of the Junior Debt provided for herein, which shall be fully effective upon execution of this Agreement).

4. Default. The Creditor shall promptly give ORIX written notice of any default or event of default under any document, instrument or agreement evidencing or relating to any of the Junior Debt, and, until the ORIX Debt has been paid and performed in full in cash, the Creditor shall not accelerate the maturity of the Junior Debt, commence or join in any action or proceeding to recover any amounts due on the Junior Debt, commence or join in any involuntary bankruptcy petition, insolvency proceeding or similar judicial proceeding against the Borrower, or collect, accept payment on or security for, or exercise any other rights or remedies with respect to, the Junior Debt, judicially or non-judicially, or attempt to do any of the foregoing (other than the Conversion Right described in Section 1 herein).

5. ORIX's Rights. This is a continuing agreement of subordination and ORIX may continue, without notice to the Creditor, to extend credit or other accommodation or benefit and loan monies to or for the account of the Borrower in reliance hereon. ORIX may at any time, in its discretion, renew or extend the time of payment of all or any ORIX Debt, modify the ORIX Debt and any terms or provisions thereof or of any agreement relating thereto, waive or release any collateral which may be held therefor at any time, and make and enter into any such agreement or agreements as ORIX may deem proper or desirable relating to the ORIX Debt, without notice to or further consent from the Creditor and without any manner impairing or affecting this Agreement or any of ORIX's rights hereunder. The Creditor waives notice of acceptance hereof, notice of the creation of any ORIX Debt, the giving or extension of any credit by ORIX to the Borrower, or the taking, waiving or releasing of any security therefor, or the making of any modifications, and the Creditor waives presentment, demand, protest, notice of protest, notice of default, and all other notices to which the Creditor might otherwise be entitled.

6. Insolvency Proceedings.

(a) This Agreement shall remain in full force and effect and enforceable pursuant to its terms in any voluntary or involuntary bankruptcy, insolvency, receivership or other statutory or common law proceeding or arrangement involving the Borrower or the readjustment of its liabilities or any assignment for the benefit of its creditors or any marshalling of its assets or liabilities (collectively, an "Insolvency Proceeding"). In the event of any Insolvency Proceeding, the Creditor agrees that the term "ORIX Debt" shall include without limitation all indebtedness, liabilities and obligations incurred in any such proceeding. The Creditor agrees to take such actions and execute such documents in any Insolvency Proceeding, as may be required in order to

continue such subordination, and the Creditor agrees not to oppose or interfere with any financing of the Borrower by ORIX in any such proceeding.

(b) Until the ORIX Debt has been paid and performed in full and all loan agreements and other agreements providing for ORIX to provide loans or other financial accommodations to Borrower have terminated, the Creditor will not assert, without the written consent of ORIX, any claim, motion or objection in respect of any collateral of ORIX in connection with any Insolvency Proceeding (other than a claim or assertion that ORIX has acted in bad faith or in violation of law) which could otherwise be asserted or raised in connection with such Insolvency Proceeding by the Creditor, including without limitation any claim, motion or objection seeking or opposing adequate protection or relief from the automatic stay in respect of said collateral.

(c) The Creditor will not initiate or prosecute any claim, action or other proceeding (i) challenging the validity or enforceability of any present or future documents, instruments or agreements between ORIX and Borrower or relating to the ORIX Debt, (ii) challenging the validity, enforceability or unavoidability of any claim of ORIX with respect to any of its collateral, (iii) challenging the perfection, enforceability or unavoidability of any liens or security interests of ORIX in any collateral or (iv) asserting any such claims which the Borrower may hold with respect to ORIX or the ORIX Debt.

(e) Notwithstanding any other provision of this Section 6, the Creditor shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Creditor, or challenging the perfection, enforceability or unavoidability of the security interest of Creditor.

7. Revivor. If, after payment of the ORIX Debt, the Borrower thereafter becomes liable to ORIX on account of the ORIX Debt, or any payment made on the ORIX Debt shall for any reason be returned by ORIX, this Agreement shall thereupon in all respects become effective (other than to the extent this Agreement has been terminated as a result of the exercise of the Conversion Right described in Section 1 herein) with respect to such subsequent or reinstated ORIX Debt, without the necessity of any further act or agreement between ORIX and the Creditor.

8. Modifications to Junior Debt. Creditor agrees not to modify any of the material terms of the Junior Debt (including without limitation payment terms, interest rate, maturity date, fees, and financial and other covenants), without ORIX's prior written consent, and Creditor shall promptly deliver to ORIX copies of all amendments and modifications to any of the documents evidencing or relating to any of the Junior Debt.

9. General. The Creditor represents and warrants that all actions on the part of the Creditor, its officers, directors, partners, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of the Creditor hereunder have been taken, and that the execution, delivery and performance of and compliance with this Agreement will not result in any material violation or default of any term of any of its charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc., as applicable). This Agreement sets forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersedes all prior discussions, representations, agreements and understandings between the parties. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. The parties agree to cooperate fully with each other and take all further actions and execute all further documents from time to time as may be reasonably necessary to carry out the purposes of this Agreement. This Agreement and all acts and transactions pursuant or relating hereto and all rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the internal laws of the State of New York. Any reference herein to the law of any other State is made for purposes of clarity or as a precaution and notwithstanding any such references the internal laws of the State of New York shall govern this Agreement. Any judicial proceeding brought by or against Creditor with respect to this Agreement, or any related agreement may be brought in any court of competent jurisdiction in the State of New York, and, by execution and delivery of this Agreement, Creditor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Creditor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to Creditor and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of ORIX to bring proceedings against Creditor in the courts of any other jurisdiction. Creditor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Creditor waives the right to remove any judicial proceeding brought against Creditor in any state court to any federal court. Any judicial proceeding by Creditor against ORIX involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the

County of New York, State of New York. This Agreement shall be binding upon the Creditor and its successors and assigns and shall inure to the benefit of ORIX and ORIX's successors and assigns. This Agreement is solely for the benefit of ORIX and ORIX's successors and assigns, and neither the Company nor any other person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement; provided that the provisions hereof shall also inure to the benefit of any financial institution obtained by the Company or ORIX to provide replacement financing for the Company in place of the ORIX Debt, regardless of whether any such replacement lender provides its own financing or succeeds to the ORIX's financing by assignment, and, if requested by such replacement lender, the Creditor shall execute a subordination agreement substantially similar to this Agreement in favor of such replacement lender.

10. Mutual Waiver of Jury Trial. **ORIX AND CREDITOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY CONDUCT, ACTS OR OMISSIONS OF ORIX OR CREDITOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH ORIX OR CREDITOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.**

Creditor:

ABS CAPITAL PARTNERS V, L.P.

By____________________________
President or Vice President

By____________________________
Secretary or Ass't Secretary

Address:

____
____

ORIX:

ORIX Venture Finance LLC

By Kevin P. Short
Title President and CEO

BORROWER'S AGREEMENT

The undersigned Borrower hereby acknowledges receipt of a copy of the foregoing Subordination Agreement and agrees not to pay any Junior Debt, except as provided therein. In the event Borrower breaches this Agreement or any of the provisions of the foregoing Subordination Agreement, Borrower agrees that, in addition to all other rights and remedies ORIX has, all of the ORIX Debt shall, at ORIX's option and without notice or demand, become immediately due and payable, unless ORIX expressly agrees in writing to waive such breach. No waiver by ORIX of any breach shall be effective unless in writing signed by one of ORIX's authorized officers, and no such waiver shall be deemed to extend to or waive any other or subsequent breach. Borrower further agrees that any default or event of default by Borrower on the Junior Debt shall constitute a default and event of default under the Senior Loan Agreement. Borrower further agrees that, at any time and from time to time, the foregoing Subordination Agreement may be altered, modified or amended by ORIX and the Creditor without notice to Borrower and without further consent by Borrower.

Borrower:

EFASHION SOLUTIONS, LLC

By____________________________
Title___________________________

County of New York, State of New York. This Agreement shall be binding upon the Creditor and its successors and assigns and shall inure to the benefit of ORIX and ORIX's successors and assigns. This Agreement is solely for the benefit of ORIX and ORIX's successors and assigns, and neither the Company nor any other person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement; provided that the provisions hereof shall also inure to the benefit of any financial institution obtained by the Company or ORIX to provide replacement financing for the Company in place of the ORIX Debt, regardless of whether any such replacement lender provides its own financing or succeeds to the ORIX's financing by assignment, and, if requested by such replacement lender, the Creditor shall execute a subordination agreement substantially similar to this Agreement in favor of such replacement lender.

10. Mutual Waiver of Jury Trial. ORIX AND CREDITOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY CONDUCT, ACTS OR OMISSIONS OF ORIX OR CREDITOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH ORIX OR CREDITOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

Creditor:

ABS CAPITAL PARTNERS V, L.P.

By ABS Partners, V, L.P.
By: ABS Partners V, L.L.C, its General Partner

By ________________
Managing Member

Address:

____

____

ORIX:

ORIX Venture Finance LLC

By ________________
Title ________________

BORROWER'S AGREEMENT

The undersigned Borrower hereby acknowledges receipt of a copy of the foregoing Subordination Agreement and agrees not to pay any Junior Debt, except as provided therein. In the event Borrower breaches this Agreement or any of the provisions of the foregoing Subordination Agreement, Borrower agrees that, in addition to all other rights and remedies ORIX has, all of the ORIX Debt shall, at ORIX's option and without notice or demand, become immediately due and payable, unless ORIX expressly agrees in writing to waive such breach. No waiver by ORIX of any breach shall be effective unless in writing signed by one of ORIX's authorized officers, and no such waiver shall be deemed to extend to or waive any other or subsequent breach. Borrower further agrees that any default or event of default by Borrower on the Junior Debt shall constitute a default and event of default under the Senior Loan Agreement. Borrower further agrees that, at any time and from time to time, the foregoing Subordination Agreement may be altered, modified or amended by ORIX and the Creditor without notice to Borrower and without further consent by Borrower.

Borrower:

EFASHION SOLUTIONS, LLC

By ________________
Title CFO